                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                AUGUST 22, 1995

                                    [LOGO]
                        PERSONAL COMPUTER PRODUCTS, INC.
       (Exact name of small business issuer as specified in its charter)



            DELAWARE                      0-12641               33-0021693
(State or other jurisdiction of    (Commission file No.)   (IRS Employer ID No.)
 incorporation or organization)


                           10865 RANCHO BERNARDO ROAD
                          SAN DIEGO, CALIFORNIA 92127
                    (Address of principal executive offices)

        Issuer's Telephone Number, Including Area Code:  (619) 485-8411

ITEM 5. OTHER EVENTS

 A. PRESS RELEASE

  The following press release was issued on August 18, 1995:

               Personal Computer Products, Inc. common stock will continue to be listed on The Nasdaq SmallCap Market via an exception from the Minimum Bid Price requirement.

               While Personal Computer Products, Inc. failed to meet this requirement as of August 17, 1995, the company was granted a temporary exception from this standard subject to Personal Computer Products,
          Inc. meeting certain conditions.   The company believes that it can
          meet these conditions however, there can be no assurance that it will
          do so.    If at some future date the company's securities should cease to be listed on the Nasdaq SmallCap Market, they may continue to be
          listed in the OTC Bulletin Board.   For the duration of the exception,
          the company's Nasdaq symbol will be PCPIC.

 B. INTRODUCTION TO BALANCE SHEET

    The following unaudited balance sheet as of June 30, 1995, is presented to demonstrate that Personal Computer Products, Inc. is in compliance with The Nasdaq SmallCap Market listing requirements pursuant to NASD By-Laws.

               PERSONAL COMPUTER PRODUCTS, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEET
                                  (unaudited)
                                 JUNE 30, 1995

- --------------------------------------------------------
                         ASSETS
- --------------------------------------------------------

Current assets:
     Cash                                  $    322,000
     Accounts receivable, net                 1,237,000
     Inventories                                545,000
     Other current assets                       267,000
                                           ------------
Total current assets                          2,371,000

Capitalized software, net                     1,193,000
Prepaid licenses and royalties, net             637,000
Property and equipment, net                     146,000
                                           ------------

                                           $  4,347,000
                                           ============

- -------------------------------------------------------
        LIABILITIES AND SHAREHOLDERS' EQUITY
- -------------------------------------------------------

Current liabilities:
     Accounts payable                      $  1,847,000
     Accrued expenses                           229,000
     Deferred revenue                             6,000
     Notes payable                            1,019,000
                                           ------------

Total current liabilities                     3,101,000
                                           ------------

Shareholders' equity:
     5% convertible preferred stock
     $1,000 par value, 7,500 shares
      authorized, 2,318 issued and
      outstanding                             2,318,000

     5% series B convertible preferred
      stock $1,000 par value, 117 shares
      authorized, 116.2 issued and
      outstanding                             1,162,000

     Preferred stock
     $1,000  par value, 2,383
      authorized, no shares issued and
      outstanding

     Common stock
     $.005 par value, 50,000,000 shares
      authorized, 17,428,934 shares
      issued and outstanding                     87,000

     Paid-in capital                         18,019,000
     Accumulated deficit                    (20,340,000)
                                           ------------
Total shareholders' equity                    1,246,000
                                           ------------

                                           $  4,347,000
                                           ============
- -------------------------------------------------------

              See accompanying note to consolidated balance sheet.

               PERSONAL COMPUTER PRODUCTS, INC. AND SUBSIDIARIES
                       NOTE TO CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1995

The accompanying consolidated condensed balance sheet as of June 30, 1995 of Personal Computer Products, Inc. and Subsidiaries has not been audited. The balance sheet contains all adjustments which are, in the opinion of management, necessary for a fair presentation of the financial position as of June 30, 1995.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               PERSONAL COMPUTER PRODUCTS, INC.


                               BY: RALPH R. BARRY
                               ------------------------------------

DATE:  August 22, 1995         Ralph R. Barry
                               Controller and Chief Accounting Officer